UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 15, 2010

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual meeting of the shareholders was held on April 15, 2010, in Tyler, Texas.  Four directors were elected for a term of three years and one director was elected for a term of one year.  The appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2010, was ratified.

The final voting results are set forth below:

	Shares Voted
Nominees for Director for a term expiring at the 2013 Annual Meeting	For	Withheld	Non Votes
Alton Cade	9,836,531	223,861	2,554,474
B. G. Hartley	9,823,772	236,620	2,554,474
Paul W. Powell	8,192,788	1,867,604	2,554,474
Don W. Thedford	9,818,688	241,704	2,554,474

Nominee for Director for a term expiring at the 2011 Annual Meeting
Preston L. Smith	9,810,549	249,843	2,554,474

	For	Against	Abstain
Ratification of Independent Auditors	12,560,359	49,099	5,408

	Outstanding	# Voted	% Voted
At Date of Record	15,000,459	12,614,866	84.10

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: April 20, 2010	By:	/s/ Lee R. Gibson
Lee R. Gibson, CPA
Senior Executive Vice President and Chief Financial Officer